                                                                       EXHIBIT 3


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                              STATE OF CALIFORNIA


                                         [Office of the Secretary of State Seal]
                                         /S/

                               SECRETARY OF STATE


         I, Bill Jones, Secretary of State of the State of California, hereby certify:

         That the attached transcript of 1 page(s) was prepared by and in this offece from the record on file, of which it purports to be a copy, and that it is full, true and correct.

         IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this day of March 21, 2001.


[The Great Seal
of the State of California]                       /S/ Bill Jones
                                                  Secretary of State


                                    Ex. 3-1

 State of California                              FILE# 200108010162
    Bill Jones                                           FILED
 Secretary of State                     In the Office of the Secretary of State
LIMITED LIABILITY COMPANY                    of the State of California
ARTICLES OF ORGANIZATION                             MAR 19 2001

                                                  /S/  Bill Jones
                                             BILL JONES, Secretary of State

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1. name of the limited liability company (end the name with the words "Limited
Liability Company," "Ltd. Liability Co.," or the abbreviations "LLC" or
"L.L.C.")

     Yosemite Mortgage Fund II, LLC
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2. The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the Beverly-Killea limited liability company act.
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3. Name the agent for service of process and check the appropriate provision below:
     Steven M. Pontes__________________________________ which is
[X] an individual residing in California. proceed to item 4.
[ ] a corporation which has filed a certificate pursuant to section 1505.
    Proceed to item 5.
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4. If an individual, California address of the agent for service of process:
   Address: 414-13th Street, Ste. 400
   City: Oakland                   State: CA                Zip Code: 94612
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5. The limited liability company will be managed by: (check one)

[X] one manager     [ ] more than one manager
[ ] single member limited liability company
[ ] all limited liability company members
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6. Other matters to be included in this certificate may be set forth on separate attached pages and are made a part of this certificate. Other matters may include the latest date on which the limited liability company is to dissolve.
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7. Number of pages attached, if any:
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8. Type of business of the limited liability company. (For informational purposes only)
   Real Estate Mortgage Investment Fund
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9. DECLARATION: It is hereby declared that I am the person who executed this instrument, which execution is my act and deed.

   /s/ David Barry Whitehead                 David Barry Whitehead
   --------------------------------          ----------------------------------
   Signature of Organizer                    Type or Print Name of Organizer


     March 16 ,2001
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Date
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10. RETURN TO:
    NAME            David Barry Whitehead
    FIRM            Whitehead, Porter & Gordon LLP
    ADDRESS         220 Montgomery Street, Suite 1850
    CITY/STATE      San Francisco, CA
    ZIP CODE        94104
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                                    Ex. 3-2